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                                                                    EXHIBIT 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Harp & Eagle, Ltd. ("Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on September 4, 2002 ("Report"), I, Cary James O'Dwanny, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), except that such Report was not timely filed; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ CARY JAMES O'DWANNY
----------------------------

Cary James O'Dwanny
Chief Executive Officer and
Chief Financial Officer

January 6, 2003